MainStay Balanced Fund	Summary Prospectus February 27, 2015
Class/Ticker	A MBNAX Investor MBINX B MBNBX C MBACX I MBAIX R1 MBNRX R2 MBCRX R3 MBDRX

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 27, 2015, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 114 of the Prospectus and in the "Alternative Sales Arrangements" section on page 106 of the Statement of Additional Information.

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.18%	0.34%	0.34%	0.34%	0.18%	0.27%	0.28%	0.27%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.14%	1.30%	2.05%	2.05%	0.89%	0.98%	1.24%	1.48%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets in excess of $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 660	$ 675	$ 208	$ 708	$ 208	$ 308	$ 91	$ 100	$ 126	$ 151
3 Years	$ 892	$ 939	$ 643	$ 943	$ 643	$ 643	$ 284	$ 312	$ 393	$ 468
5 Years	$ 1,143	$ 1,224	$ 1,103	$ 1,303	$ 1,103	$ 1,103	$ 493	$ 542	$ 681	$ 808
10 Years	$ 1,860	$ 2,032	$ 2,187	$ 2,187	$ 2,379	$ 2,379	$ 1,096	$ 1,201	$ 1,500	$ 1,768
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 162% of the average value of its portfolio.

(NYLIM) NL022 MSBL01-02/15

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Fund’s Manager, based on its tactical view of the market. The Manager may invest in exchange-traded funds (“ETFs”) to rebalance the Fund’s allocation between equities and fixed-income securities.

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries the Subadvisors consider stable, and only in securities considered to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Under normal market conditions, NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Fund, and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Subadvisor for the equity portion of the Fund, will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: Cornerstone Holdings generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. Cornerstone Holdings considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $275.19 million to $32.35 billion as of December 31, 2014), the S&P MidCap 400® Index (which ranged from $842.78 million to $13.86 billion as of December 31, 2014), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that Cornerstone Holdings determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Manager and Subadvisors may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices, as well as a composite index. The Fund has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Balanced Composite Index as a secondary benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Fund has selected the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. The BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares through April 27, 2006. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for these newer share classes is adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for these newer share classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2005-2014)

Best Quarter
2Q/09	13.23%
Worst Quarter
4Q/08	-13.31%

Average Annual Total Returns (for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Return Before Taxes
Class A	4.36%	10.50%	5.82%
Investor Class	4.19%	10.30%	5.70%
Class B	4.48%	10.46%	5.51%
Class C	8.45%	10.72%	5.50%
Class I	10.72%	12.03%	6.77%
Class R1	10.65%	11.93%	6.66%
Class R2	10.32%	11.64%	6.39%
Class R3	10.08%	11.37%	6.13%
Return After Taxes on Distributions
Class I	7.65%	10.72%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	7.36%	9.32%	5.19%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)	14.75%	17.43%	9.43%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)	10.16%	12.03%	7.69%
BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index (reflects no deductions for fees, expenses, or taxes)	3.34%	3.66%	4.11%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager and oversees the investment portfolio of the Fund. NYL Investors LLC serves as the Fund’s Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Cornerstone Capital Management Holdings LLC serves as the Fund's Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

Manager/Subadvisors	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
NYL Investors LLC	Thomas J. Girard, Senior Managing Director	Since 2008
	Donald F. Serek, Managing Director	Since 2012
	George S. Cherpelis, Managing Director	Since 2012
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since 2013
	Migene Kim, Vice President	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class

C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and $50 for subsequent purchases applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 119 of the Prospectus.

To Statutory Prospectus To Statement of Additional Information